UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 2, 2004

                                 MILACRON INC.
   ------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware               1-8475                       31-1062125
----------------      ------------------------     -------------------------
(State or other       (Commission File Number)          (IRS Employer
jurisdiction of                                      Identification No.)
 incorporation)


 2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio           45206
---------------------------------------------------------     ---------------
      (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 2, 2004, Milacron Inc. (the "Company") issued a press release announcing that the audit committee of its board of directors has approved the use of an exception to the New York Stock Exchange's shareholder approval policy so that the Company could possibly issue a number of shares of common stock, and/or securities that are convertible or exercisable into a number of shares of common stock, equal to or in excess of 20% of the Company's currently outstanding common stock. A copy of the Company's press release is filed as Exhibit 99.1 hereto, and a copy of the letter to shareholders notifying them of the Company's intention to possibly issue the securities without seeking their approval is filed as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits:

Exhibit  No.     Description
------------     -----------------------------------------------------------

99.1             Press release issued by Milacron Inc. on March 2, 2004.

99.2             Letter to shareholders dated March 2, 2004.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MILACRON INC.

Date:   March 2, 2004                 By:
                                          ------------------------------------
                                          Robert P. Lienesch
                                          Vice President - Finance and Chief
                                          Financial Officer




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                                 EXHIBIT INDEX

Exhibit  No.     Description
------------     -----------------------------------------------------------

99.1             Press release issued by Milacron Inc. on March 2, 2004.

99.2             Letter to shareholders dated March 2, 2004.